SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                           -------------------------

                                    FORM 8-K

                           -------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 18, 2000

                             HOME FINANCIAL BANCORP

             (Exact name of registrant as specified in its charter)

                                     INDIANA

                 (State or other jurisdiction of incorporation)

0-28510                                                           35-1975585
(Commission File Number)                   (IRS Employer Identification No.)

                             279 East Morgan Street
                             Spencer, Indiana 47460
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (812) 829-2095

Item 5.                    Other Events.

     Effective December 18, 2000, the Corporation effected a 2-for-1 stock split of its common stock, without par value (the "Common Stock"). Following that split, the Corporation had 1,698,200 outstanding shares of Common Stock.

     The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of December 18, 2000, by each person who is known by the Corporation to own beneficially 5% or more of the Common Stock. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

                                         Number of Shares of
   Name and Address of                     Common Stock            Percent of
     Beneficial Owner                    Beneficially Owned         Class (6)
     ----------------                    ------------------         ---------
Chiplease, Inc.                              338,650  (1)(2)         19.9%
   330 South Wells St.
   Suite 718
   Chicago, Illinois  60606

Frank R. Stewart                             208,318  (1) (3)        12.1%
   c/o Owen Community Bank, s.b.
   279 East Morgan Street
   Spencer, Indiana  47460

Community Trust & Investment                 161,896  (1)(4)          9.5%
   Company, Inc., Trustee
   105 N. Pete Ellis Drive, Suite B
   P.O. Box 5996
   Bloomington, Indiana 47407

Tad Wilson                                   111,242   (1)(5)         6.5%
   877 Maple Drive
   Spencer, Indiana 47460

William Lannan                               105,000  (1)             6.2%
   R.R. 4, Box 12
   Loogootee, Indiana  47533

Gary E. Gray, Jr.                             96,000  (1)             5.7%
   2600 6th Street, Apt. 13
   Bedford, IN 47421


(1) The information in this chart is based on Schedule 13D or 13G Report(s) filed by the above-listed person(s) with the Securities and Exchange Commission (the "SEC") containing information concerning shares held by them. It does not reflect any changes in those shareholdings which may have occurred since the date of such filings.

(2) Includes 177,010 shares held by Chiplease, Inc. and 161,640 held by its secretary, Leon Greenblatt. Pursuant to the Corporation's Articles of Incorporation, the Corporation will count as shares entitled to vote only up to ten percent of the issued and outstanding shares of Common Stock, or 169,820 shares, of the shares held by the shareholder. The remaining 168,830 shares held by this shareholder will not be counted as shares eligible to vote on matters submitted to the shareholders at the Annual Meeting.

(3) Of these shares, 168,000 are owned jointly by Mr. Stewart and his wife, 4,552 are held under the Owen Community Bank, s.b. Recognition and Retention Plan and Trust (the "RRP"), 20,000 are subject to a stock option granted under the Home Financial Bancorp Stock Option Plan (the "Option Plan"), and 8,938 are held under the Corporation's Employee Stock Ownership Plan (the "ESOP").

(4) These shares are held by the Trustee of the Owen Community Bank, s.b. Employee Stock Ownership Plan and Trust. The employees participating in that Plan are entitled to instruct the Trustee how to vote shares held in their accounts under the Plan. Unallocated shares held in a suspense account under the Plan are required under the Plan terms to be voted by the Trustee in the same proportion as allocated shares are voted.

(5) Of these shares, 75,200 are owned jointly by Mr. Wilson and his wife, 1,618 are held under the RRP, and 6,000 are subject to a stock option granted under the Option Plan.

(6) Based upon 1,698,200 shares of Common Stock outstanding which does not include options for 115,800 shares of Common Stock granted to certain directors, officers and employees of the Corporation and of Owen Community Bank, s.b.

The following table sets forth the number and percent of shares of Common Stock beneficially owned by the Corporation's directors as of December 18, 2000. Unless otherwise indicated, each director has sole investment and/or voting power with respect to the shares shown as beneficially owned by him. The table also sets forth the number of shares of Corporation Common Stock beneficially owned by all directors and executive officers of the Corporation as a group.


                                   Common Stock
                                Beneficially Owned
Name                          as of December 18, 2000    Percentage of Class(1)

John T. Gillaspy                        62,042(2)                3.6%
Gary Michael Monnett                     3,000(3)                 .2%
Robert W. Raper                         30,042(4)                1.8%
Charles W. Chambers                     12,042(2)                 .7%
Kurt J. Meier                           45,646(5)                2.6%
Stephen Parrish                         26,042(2)                1.5%
Kurt D. Rosenberger                     40,452(6)                2.3%
Frank R. Stewart                       208,318(7)               12.1%
Tad Wilson                             111,242(8)                6.5%
All directors and executive            538,826(9)               30.1%
officers as a group (9 persons)

(1) Based upon information furnished by the respective director nominees. Under applicable regulations, shares are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares the power to vote or dispose of the shares, whether or not he or she has any economic power with respect to the shares. Includes shares beneficially owned by members of the immediate families of the director nominees residing in their homes.

(2) Of these shares, 1,618 are held under the RRP, 6,000 are subject to a stock option granted under the Option Plan, and the remaining shares are held jointly by the director and his wife.

(3) These shares are subject to a stock option granted under the Option Plan.

(4) Of these shares 20,808 are held jointly by Mr. Raper and his grandchildren, 1,618 are held under the RRP, and 6,000 are subject to a stock option granted under the Option Plan.

(5) Of these shares, 8,552 are owned jointly by Mr. Meier and his wife, 4,552 are held under the RRP, 20,000 are subject to a stock option granted under the Option Plan, and 10,266 are held under the ESOP.

(6) Of these shares, 7,948 are owned jointly by Mr. Rosenberger and his wife, 20,000 are subject to a stock option granted under the Option Plan, 3,032 are held under the RRP, and 9,472 are held under the Holding Company's ESOP.

(7) Of these shares, 168,000 are owned jointly by Mr. Stewart and his wife, 4,552 are held under the RRP, 20,000 are subject to a stock option granted under the Option Plan, and 8,938 are held under the ESOP.

(8) Of these shares, 75,200 are owned jointly by Mr. Wilson and his wife, 1,618 are held under the RRP, and 6,000 are subject to a stock option granted under the Option Plan.

(9) Of these shares, 20,226 are held under the RRP, 93,000 are subject to stock options granted under the Option Plan, and 28,676 are held under the ESOP.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  /s/ Kurt D. Rosenberger
                                  -------------------------------------------
                                  Kurt D. Rosenberger
                                  Vice President and Chief Financial Officer
Dated: December 19, 2000